                                                                Exhibit 99(b)(4)

                                 FIRST AMENDMENT

                       Dated as of August 18, 1999 to the

                                  $450,000,000

                                    REVOLVING

                                CREDIT AGREEMENT

                           dated as of August 12, 1999

                                      among

                     QUEBECOR PRINTING (USA) HOLDINGS INC.,

                                  as Borrower,

               IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC.

                                       and

                       QUEBECOR PRINTING HOLDING COMPANY,

                                 as Guarantors,

         THE FINANCIAL INSTITUTIONS NAMED IN THE SIGNATURE PAGES HERETO,

                                   as Lenders,

                              ROYAL BANK OF CANADA,

                  as Lead Arranger and as Administrative Agent

                                       and

BANC OF AMERICA                BANK OF MONTREAL,             CANADIAN IMPERIAL
SECURITIES LLC,                     and                      BANK OF COMMERCE,

                    as Arrangers and as Co-Syndication Agents

THIS FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT is made as of August 18, 1999

AMONG QUEBECOR PRINTING (USA) HOLDINGS INC., a corporation incorporated under the laws of the State of Delaware and having its registered office in Wilmington, State of Delaware, U.S.A. ("US Holdings" or, sometimes, the "Borrower" or a "Restricted Entity"),

            IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC., a corporation incorporated under the laws of Canada and having its registered office in Montreal, Province of Quebec, Canada ("QPI" or, sometimes, a "Guarantor"),

            QUEBECOR PRINTING HOLDING COMPANY, a corporation incorporated under the laws of the State of Delaware and having its registered office in Wilmington, State of Delaware, U.S.A. ("QPHC" or, sometimes, a "Guarantor", a "Restricted Entity" or, together with QPI, the "Guarantors"),

            EACH OF THE FINANCIAL INSTITUTIONS NAMED on the signature pages hereto,

            ROYAL BANK OF CANADA, a Canadian chartered bank, (or any of its affiliates) in its capacity as lead arranger of the Credit Facilities (in such capacity, or any successor in such capacity, the "Lead Arranger") and in its capacity as administrative agent for the Lenders (in such capacity, or any successor in such capacity, the "Administrative Agent"),

            BANC OF AMERICA SECURITIES LLC, BANK OF MONTREAL and CANADIAN IMPERIAL BANK OF COMMERCE (or any of their respective affiliates), as co-arrangers of the Credit Facilities (in such capacity, or any successor in such capacity, together with the Lead Arranger, the "Arrangers"),

AND BANC OF AMERICA SECURITIES LLC, BANK OF MONTREAL and CANADIAN IMPERIAL BANK OF COMMERCE (or any of their respective affiliates), as co-syndication agents (in such capacity, or any successor in such capacity, the "Co-Syndication Agents" and together with the Administrative Agent, the "Agents").

WHEREAS the Borrower, the Guarantors, the Lenders and the Agents have entered into a Revolving Credit Agreement dated as of the 12th day of August, 1999, pursuant to which certain credit facilities of up to a maximum aggregate amount of $450,000,000 are to be made available to the Borrower (such Credit Agreement being hereinafter called the "Existing Agreement");


REVOLVING FIRST AMENDMENT
and

WHEREAS the Borrower has requested the Administrative Agent and the Lenders to consent to certain amendments to the Existing Agreement as herein set forth;

THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                           HEADINGS AND INTERPRETATION

Section 1.1 Headings

The headings of the Articles, Sections, Subsections or paragraphs herein are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

Section 1.2 Interpretation

In this Amendment and in the recitals hereto, except as otherwise expressly provided herein, words and expressions which are defined in the Existing Agreement shall have the meanings when used herein and in the recitals hereto as are ascribed to them in the Existing Agreement, as amended hereby, and the words "this Amendment", shall refer to this First Amendment to the Existing Agreement.

                                   ARTICLE II

                                   AMENDMENTS

Section 2.1 Definitions

(a) The definition of "Minimum Number of Shares" in Section 1.1 of the Existing Agreement is deleted and replaced by the following:

      ""Minimum Number of Shares" means the sum of (i) 19,018,152 Shares plus
      (ii) 50% of the number of Shares (if any) issued on or after August 13, 1999 upon the exercise of any employee or directors stock options to purchase Shares or related stock appreciation rights granted under any stock option or stock purchase plan, program or arrangement of WCP or otherwise;"

(b) The definition of "QPI Amendment" in Section 1.1 of the Existing Agreement is amended by inserting the following at the end thereof in replacement of the semi-colon: ", together with the Second Amending Agreement dated as of August 18, 1999, to the Existing QPI Facility;"


REVOLVING FIRST AMENDMENT

(c) The definition of "Restricted Entity" in Section 1.1 of the Existing Agreement is amended by inserting the following at the end thereof in replacement of the semi-colon:

      "provided that on and after the Tender Offer Funding Date and prior to the consummation of the Merger, WCP shall be deemed to be a Restricted Entity and a Subsidiary of QPI for all purposes under this Agreement so long as QPI directly or indirectly owns at least 50% plus one of the outstanding Shares (and for purposes of this proviso, any conversion of the Convertible Notes into Shares after the Expiration Date (as defined in the Offer to Purchase) shall be disregarded);"

(d) The definition of "Tender Offer Funding Date" in Section 1.1 of the Existing Agreement is amended by inserting the following at the end thereof in replacement of the semi-colon:

      "provided that, for purposes of Sections 2.2, 4.4, 10.1.1.1A, 10.1.1.4A,
      11.2.9 and 14.1.8(c), "Tender Offer Funding Date" means the Drawdown Date of the initial Borrowing;"

Section 2.2 Representations and Warranties

(a) The last sentence of Section 2.1.2 of the Existing Agreement is deleted and replaced by the following:

      "No Restricted Entity has outstanding any securities convertible in Capital Stock (except, after the consummation of the Tender Offer and prior to the consummation of the Merger, with respect to WCP, the Convertible Notes) nor rights to subscribe or other agreements for the subscription of Capital Stock that, if exercised or converted, would change the Restricted Entity into a Non-Restricted Entity;"

(b) Section 2.1.19 of the Existing Agreement is amended by deleting the word "and" at the end thereof.

(c) Section 2.1.20 of the Existing Agreement is amended by deleting the period at the end thereof and inserting "; and" in replacement thereof.

(d) New Section 2.1.21 is added to the Existing Agreement as follows:

      "2.1.21 Outstanding Shares: as of 12:00 Midnight, New York City time, on August 12, 1999, there were 38,036,302 Shares outstanding."

(e) Section 2.2.10 of the Existing Agreement is amended by deleting the word "and" at the end thereof.

(f) Section 2.2.11 of the Existing Agreement is amended by (i) deleting the date "July 12, 1999" therefrom and inserting the phrase "the consummation of the Tender Offer" in


REVOLVING FIRST AMENDMENT
replacement thereof, (ii) deleting the section reference "Section 2.5 of the Merger Agreement" therefrom and inserting "Section 2.6 of the Merger Agreement" in replace thereof and (iii) deleting the period at the end thereof and inserting "; and" in replacement thereof.

(g) New Section 2.2.12 is added to the Existing Agreement as follows:

      "2.2.12 Control: on the Expiration Date (as defined in the Offer to Purchase) and at all times thereafter until the consummation of the Merger, QPI will own directly or indirectly, or Acquisition Sub will have accepted for payment and agreed to purchase pursuant to the Offer to Purchase, at least 50% plus one of the Shares then outstanding provided that for purposes of this Section 2.2.12, any conversion of the Convertible Notes into Shares after such Expiration Date shall be disregarded."

(h) Section 2.3.2 of the Existing Agreement is deleted and replaced by the following:

      "2.3.2 Merger Approval: the Merger Agreement has been approved by the minimum number of Shares necessary to approve the consummation of the Merger in accordance with the provisions of any applicable corporate statute, anti-takeover statute or provision in WCP's certificate of incorporation, by-laws or other constituent document or other applicable legal requirement, at a meeting of WCP's stockholders duly called and held prior to the Merger Date;"

Section 2.3 Affirmative Covenants

Section 11.1.18 of the Existing Agreement is deleted and replaced by the following:

      "11.1.18    Merger: on and after the Tender Offer Funding Date, it will
                  (i) cause WCP to continue to be a Restricted Entity at all times prior to the consummation of the Merger and (ii) subject to Section 14.1.11, cause the consummation of the Merger in accordance with the Merger Agreement and all Applicable Law as promptly as practicable;"

Section 2.4  Events of Default

(a) Section 14.1.9 of the Existing Agreement is amended by deleting the word "or" at the end thereof.

(b) Section 14.1.10 of the Existing Agreement is amended by deleting the period at the end thereof and inserting "; or" in replacement thereof.

(c) New Section 14.1.11 is added to the Existing Agreement as follows:

      "14.1.11 Merger: the Merger Date shall not occur on or before the date that is 120 days after the Tender Offer Funding Date, but such event shall constitute an


REVOLVING FIRST AMENDMENT

                  Event of Default only if, at any time during the period from the Expiration Date (as defined in the Offer to Purchase) until the consummation of the Merger, QPI shall not directly or indirectly own at least 50% plus one of the outstanding Shares."

Section 2.5  Schedules

(a) Schedule 2.1.2 to the Existing Agreement is amended by replacing those certain pages therein in their entirety with the pages for such Schedule attached hereto.

(b) All references to the Existing Agreement in Schedules 10.1.1.14-A, 10.1.1.14-B, 10.1.1.14-C, 10.1.1.15-A and 10.1.1.15-B shall be amended to be references to the Existing Agreement, as amended by this Amendment.

                                   ARTICLE III

                              EXTENT OF AMENDMENTS

The amendments set forth herein are limited precisely as written and shall not be deemed to (i) be a consent to any amendment or modification of any of the other terms or conditions of the Existing Agreement or (ii) prejudice any other rights that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Agreement.

                                   ARTICLE IV

                    DECLARATORY AND INTERPRETATIVE PROVISIONS

All notices, requests, certificates and other instruments executed and delivered after the Effective Date (as defined below) of this Amendment may refer to the Existing Agreement without making specific references to this Amendment, but nevertheless all such references shall include this Amendment unless the context requires otherwise.

This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement, except as herein modified, are hereby ratified and confirmed and shall remain in full force and effect.

                                    ARTICLE V

                                 CERTIFICATIONS

Each Loan Party certifies to the Administrative Agent, the other Agents and each Lender that on and as of the date hereof and immediately after giving effect to this Amendment:

      (a) each of the representations and warranties heretofore made by such Loan Party


REVOLVING FIRST AMENDMENT
            in any Loan Document are true, correct and complete in all material respects as if made on and as of such date; and

      (b)   no Default or Event of Default has occurred and is continuing.

                                   ARTICLE VI

                                 EFFECTIVE DATE

This Amendment will become effective on the day (the "Effective Date") that the Administrative Agent shall have received this Amendment executed by all of the parties hereto.

                                   ARTICLE VII

                                  COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument; any party may execute this Amendment by signing any counterpart of it and may communicate such signing by telecopier or otherwise.

                                  ARTICLE VIII

                       CONTINUANCE OF EXISTING GUARANTEES

Each Guarantor acknowledges having taken cognizance of the foregoing and recognizes and confirms that (a) its Loan Party Guarantee continues in full force and effect notwithstanding the amendments made to the Existing Agreement contained herein and (b) the indebtedness, liabilities and obligations of the Borrower under the Existing Agreement, as amended by this Amendment, constitute indebtedness, liabilities and obligations guaranteed under such Loan Party Guarantee.

                                   ARTICLE IX

                                  GOVERNING LAW

The parties agree that this Amendment is conclusively deemed to be made under, and for all purposes to be governed by and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the 18th day of August, 1999.


REVOLVING FIRST AMENDMENT

                                         QUEBECOR PRINTING (USA) HOLDINGS INC.


                                         By: /s/ William J. Glass
                                             -----------------------------------
                                             Name:  William J. Glass
                                             Title: Senior Vice President,
                                                    Finance Administration and
                                                    Treasurer


TERM LOAN AMENDMENT

                                         IMPRIMERIES QUEBECOR INC. -
                                         QUEBECOR PRINTING INC.


                                         By: /s/ Christian M. Paupe
                                             -----------------------------------
                                             Name:  Christian M. Paupe
                                             Title: Executive Vice-President,
                                                    Chief Administrative Officer
                                                    and Chief Financial Officer


                                         By: /s/ Mark A. D'Souza
                                             -----------------------------------
                                             Name:  Mark A. D'Souza
                                             Title: Vice-President and Treasurer


TERM LOAN AMENDMENT

                                         QUEBECOR PRINTING HOLDING COMPANY


                                         By: /s/ William J. Glass
                                             -----------------------------------
                                             Name:  William J. Glass
                                             Title: Senior Vice President,
                                                    Finance Administration and
                                                    Treasurer


TERM LOAN AMENDMENT

                                         ROYAL BANK OF CANADA
                                         (as Administrative Agent and Lead
                                         Arranger)


                                         By: /s/ Kristin Condon
                                            -----------------------------------
                                            Name: Kristin Condon
                                            Title: Manager, Global Syndications


TERM LOAN AMENDMENT

                                         ROYAL BANK OF CANADA
                                         (as Lender)


                                         By: /s/ Sheryl L. Greenberg
                                            -----------------------------------
                                            Name: Sheryl L. Greenberg
                                            Title: Senior Manager


TERM LOAN AMENDMENT

                                         BANC OF AMERICA SECURITIES LLC
                                         (as Arranger and Co-Syndication Agent)


                                         By: /s/ John A. Finan
                                            -----------------------------------
                                            Name: John A. Finan
                                            Title: Managing Director


TERM LOAN AMENDMENT

                                         BANK OF AMERICA, N.A.
                                         (as Lender)


                                         By: /s/ Jacqueline W. Ho
                                            -----------------------------------
                                            Name: Jacqueline W. Ho
                                            Title: Vice President


TERM LOAN AMENDMENT

                                         BANK OF MONTREAL
                                         (as Arranger, Co-Syndication Agent and
                                         Lender)


                                         By: /s/ Mark Spencer
                                            -----------------------------------
                                            Name: Mark Spencer
                                            Title: Managing Director


TERM LOAN AMENDMENT

                                         CANADIAN IMPERIAL BANK OF COMMERCE
                                         (as Arranger and Co-Syndication Agent)


                                         By: /s/ Michael Tessier
                                            -----------------------------------
                                            Name: Michael Tessier
                                            Title: Executive Director


                                         By: /s/ Lucie Sabaz
                                            -----------------------------------
                                            Name: Lucie Sabaz
                                            Title: Director


TERM LOAN AMENDMENT

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         NEW YORK AGENCY
                                         (as Lender)


                                         By: /s/ Howard Palmer
                                            -----------------------------------
                                            Name: Howard Palmer
                                            Title: Executive Director
                                             CIBC World Markets Corp., AS AGENT

TERM LOAN AMENDMENT

                                         ABN AMRO BANK N.V.
                                         (as Lender)


                                         By: /s/ David C. Carrington
                                            -----------------------------------
                                            Name: David C. Carrington
                                            Title: Vice President


                                         By: /s/ Ravneet Mumick
                                            -----------------------------------
                                            Name: Ravneet Mumick
                                            Title: Vice President


TERM LOAN AMENDMENT

                                        BANQUE NATIONALE DE PARIS,
                                        DUBLIN BRANCH
                                        (as Lender)


                                        By: /s/ Frank L. Shaw
                                           -----------------------------------
                                           Name: Frank L. Shaw
                                           Title: Vice President & Deputy
                                                  Manager Corporate Banking


                                        By: /s/ Blaise Cloutier
                                           -----------------------------------
                                           Name: Blaise Cloutier
                                           Title: Vice President
                                                  Corporate Banking


                                        Dated this 19th of August, 1999


TERM LOAN AMENDMENT

                                        CITIBANK, N.A.
                                        (as Lender)


                                        By: /s/ Marjorie Futornick
                                           -----------------------------------
                                           Name: Marjorie Futornick
                                           Title: Vice President


TERM LOAN AMENDMENT

                                        NATIONAL BANK OF CANADA,
                                        NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ Corrine Pitre
                                           -----------------------------------
                                           Name: Corrine Pitre
                                           Title: Assistant Vice President


                                        By: /s/ Yvon LaPlante
                                           -----------------------------------
                                           Name: Yvon LaPlante
                                           Title: Vice President and Manager
                                                  Cross Border Financing Group

TERM LOAN AMENDMENT

                                        TORONTO DOMINION (TEXAS), INC.
                                        (as Lender)


                                        By: /s/ Carol Brandt
                                           -----------------------------------
                                           Name: Carol Brandt
                                           Title: Vice President


TERM LOAN AMENDMENT

                                        THE BANK OF NOVA SCOTIA
                                        (as Lender)


                                        By: /s/ John W. Campbell
                                           -----------------------------------
                                           Name: John W. Campbell
                                           Title: Unit Head


TERM LOAN AMENDMENT

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ Richard J. Pearse
                                           -----------------------------------
                                           Name: Richard J. Pearse
                                           Title: Managing Director


                                        By: /s/ Elisabeth R. Wilds
                                           -----------------------------------
                                           Name: Elisabeth R. Wilds
                                           Title: Associate


TERM LOAN AMENDMENT

                                        CREDIT SUISSE FIRST BOSTON
                                        (as Lender)


                                        By: /s/ Chris Horgan
                                           -----------------------------------
                                           Name: Chris Horgan
                                           Title: Vice President


                                        By: /s/ Kristinn R. Kristinsson
                                           -----------------------------------
                                           Name: Kristinn R. Kristinsson
                                           Title: Assistant Vice President


TERM LOAN AMENDMENT

                                        LEONIA BANK PLC,
                                        NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ Matti Vainionpaa
                                           -----------------------------------
                                           Name: Matti Vainionpaa
                                           Title: General Manager


                                        By: /s/ Ari Kaarakainen
                                           -----------------------------------
                                           Name: Ari Kaarakainen
                                           Title: Vice President


TERM LOAN AMENDMENT

                                        BANCA COMMERCIALE ITALIANA,
                                        NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ J. Dickerhof
                                           -----------------------------------
                                           Name: J. Dickerhof, VP
                                           Title:


                                        By: /s/ E. Bermant
                                           -----------------------------------
                                           Name: E. Bermant
                                           Title: FVP/Deputy Manager


TERM LOAN AMENDMENT

                                        THE BANK OF TOKYO-MITSUBISHI,
                                        LTD., NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ Catherine Moeser
                                           -----------------------------------
                                           Name: Catherine Moeser
                                           Title: Attorney-in-Fact


TERM LOAN AMENDMENT

                                        WACHOVIA BANK, N.A.
                                        (as Lender)


                                        By: /s/ Jeffrey S. Nurkiewicz
                                           -----------------------------------
                                           Name: Jeffrey S. Nurkiewicz
                                           Title: Vice President


TERM LOAN AMENDMENT

                                        MERITA BANK PLC,
                                        NEW YORK BRANCH
                                        (as Lender)


                                        By: /s/ Anu Seppala
                                           -----------------------------------
                                           Name: Anu Seppala
                                           Title: Vice President


                                        By: /s/ William Keller
                                           -----------------------------------
                                           Name: William Keller
                                           Title: Vice President


TERM LOAN AMENDMENT

                                        FIRST AMERICAN NATIONAL BANK
                                        (as Lender)


                                        By: /s/ Seth Butler
                                           -----------------------------------
                                           Name: Seth Butler
                                           Title: Corporate Bank Officer


TERM LOAN AMENDMENT

                         AMENDED PAGES TO SCHEDULE 2.1.2

                              LIST OF SUBSIDIARIES

                              TO EXISTING AGREEMENT


TERM LOAN AMENDMENT

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                                 CANADA
====================================================================================================================================
Graphicor Transport Inc.  Canadian Federal      -unlimited number of  -100 common shares   No par value  -100% to Quebecor Printing
                          Corporation               common shares                                            Inc.
                          Province of Ontario,
                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Merrill Canada   Canadian Federal      -unlimited number of  -100 common shares   No par value  -51% to Quebecor Printing
Inc.                      Corporation               common shares                                            Inc.
                          Province of Quebec,                                                            -49% to Merrill
                          Canada                                                                             Corporation, Canada
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing MIL     Province of Ontario,  -unlimited number of  -12,000,000 common   No par value  -95% to Quebecor Printing
Inc.                      Canada                    common shares        shares                              Inc.
                                                -unlimited number of                                     -5% to David Lake
                                                    preference shares
------------------------------------------------------------------------------------------------------------------------------------
3034143 Canada Inc.(1)    Canadian Federal      -unlimited number     -200 class A         No par value  -100% to Quebecor Printing
                          Corporation               of:                                                      Inc.
                          Province of Quebec,   . class A
                          Canada                . class B
                                                . class C
                                                . class D
                                                . class E
                                                . class F
                                                . class G
------------------------------------------------------------------------------------------------------------------------------------
3109640 Canada Inc.(1)    Canadian Federal      -unlimited number     -61,646 class A      No par value  -100% to Quebecor Printing
                          Corporation               of:                                                      Inc.
                          Province of Quebec,   . class A
                          Canada                . class B
                                                . class C
                                                . class D
                                                . class E
                                                . class F
                                                . class G
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Canadian Federal      -unlimited number of  -100 common shares   No par value  -100% to Quebecor Printing
Graphica Inc.             Corporation            common shares                                               Inc.
                          Province of Quebec,
                          Canada
====================================================================================================================================

----------
(1)   Dissolved and liquidated into Quebecor Printing Inc.


REVOLVING CREDIT SCHEDULES                               Schedule 2.1.2 - Page 2

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                                 EUROPE
------------------------------------------------------------------------------------------------------------------------------------
Inter Brochage S.A.       Meaux, France         -146,000 common       -146,000 common      FF 100 par    -145,994 to Imprimeries
                                                    shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Gerard Pouzoulet
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Interval S.A.             Bobigny, France       -261,112 common       -261,112 common      FF 100 par    -149,996 to Imprimeries
                                                    shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -50,001 to SA Produits
                                                                                                             Alibel
                                                                                                         -49,999 to Francois
                                                                                                             Philipon
                                                                                                         -5,557 to Gerard Pouzoulet
                                                                                                         -5,556 to Marie Noelle
                                                                                                             Pouzoulet
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Pierre Karl Peladeau
------------------------------------------------------------------------------------------------------------------------------------
Inter Routage S.A.        Bobigny, France       -21,000 common shares -21,000 common       FF 100 par    -20,993 to Interval S.A.
                                                                        shares             value         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Imprimeries Quebecor
                                                                                                             Europe, S.A.
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Francois Philipon
                                                                                                         -1 to Gerard Pouzoulet
====================================================================================================================================


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 34

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                                 EUROPE
------------------------------------------------------------------------------------------------------------------------------------
Francor S.A.              Nanterre, France      -1,600,000 common     -1,600,000 common    FF 100 par    -1,599,994 to Imprimeries
                                                    shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Imprimeries
                                                                                                             Didier-Quebecor S.A.
                                                                                                         -1 to Jean Neveu
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Torcy Quebecor S.A.       Meaux, France         -702,500 common       -702,500 common      FF 100 par    -702,494 to Imprimeries
                                                    shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Yvan Lesniak
------------------------------------------------------------------------------------------------------------------------------------
La Loupe Quebecor S.A.    Paris, France         -152,500 common       -152,500 common      FF 100 par    -152,494 to Imprimeries
                                                    shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Yvan Lesniak
------------------------------------------------------------------------------------------------------------------------------------
Brochage Routage          Meaux, France         -152,500 common       -152,500 common      FF 100 par    -152,494 to Imprimeries
Quebecor S.A.                                       shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Yvan Lesniak
                                                                                                         -1 to Pierre Karl Peladeau
====================================================================================================================================


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 35

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                                 EUROPE
------------------------------------------------------------------------------------------------------------------------------------
Imprimerie Blois          Blois, France         -202,500 common       -202,500 common      FF 100 par    -202,494 to Imprimeries
Quebecor, S.A.                                      shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Marc Beaulieu
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Numeric S.A.     Nanterre, France      -10,000 common shares -10,000 common       FF 100 par    -9,994 to Imprimeries
                                                                        shares             value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Yvan Lesniak
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Laszlo Ross
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Imprimeries               Meaux, France         -571,250 common       -571,250 common      FF 100 par    -571,244 to Imprimeries
Didier-Quebecor S.A.                                shares               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Jean-Philippe Behr
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Charles G. Cavell
                                                                                                         -1 to Jean Neveu
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Heliogravure              Lille, France         -10,000 common shares -10,000 common       FF 100 par    -9,994 to Imprimeries
Didier-Quebecor S.A.                                                    shares             value             Didier-Quebecor S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Charles G. Cavell
                                                                                                         -1 to Imprimeries Quebecor
                                                                                                             Europe, S.A.
                                                                                                         -1 to Michel C. Salbaing
                                                                                                         -1 to Pierre Karl Peladeau
====================================================================================================================================


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 36

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                                 EUROPE
------------------------------------------------------------------------------------------------------------------------------------
Imprimerie Alsacienne     Strasbourg, France    -385,000 common       -385,000 common      FF 100 par    -384,994 to Imprimeries
Didier-Quebecor S.A.                                shares               shares            value             Didier-Quebecor S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Laslo Ross
                                                                                                         -1 to Charles G. Cavell
                                                                                                         -1 to Imprimeries Quebecor
                                                                                                             Europe, S.A.
                                                                                                         -1 to Michel C. Salbaing
                                                                                                         -1 to Pierre Karl Peladeau
------------------------------------------------------------------------------------------------------------------------------------
Imprimerie Quebecor       Nanterre, France      -2,500 common shares  -2,500 common        FF 100 par    -2,494 to Imprimeries
Paris S.A.                                                               shares            value             Quebecor Europe, S.A.
                                                                                                         -1 to Jean-Pierre Anselmini
                                                                                                         -1 to Charles G. Cavell
                                                                                                         -1 to Gilbert Martinet
                                                                                                         -1 to Jean Neveu
                                                                                                         -1 to Pierre Karl Peladeau
                                                                                                         -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------------------------
Imprimerie Quebecor       Meaux, France                                                                  -Brochage Routage Quebecor
Services, G.I.E.                                                                                              S.A.
                                                                                                         -Heliogravure Didier
                                                                                                              Quebecor S.A.
                                                                                                         -Imprimerie
                                                                                                              Fecomme-Quebecor S.A.
                                                                                                         -Imprimerie Alsacienne
                                                                                                              Didier-Quebecor S.A.
                                                                                                         -Imprimerie Blois Quebecor
                                                                                                              S.A.
                                                                                                         -Imprimeries
                                                                                                              Didier-Quebecor S.A.
                                                                                                         -La Loupe Quebecor S.A.
                                                                                                         -Torcy Quebecor S.A.
====================================================================================================================================


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 37

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                        UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA                               -99% Limited                       -99% to Quebecor Printing
Dallas, L.P.              (Limited Partnership)                          Partnership (L.P.)                  Nevada Inc.
                                                                      -1% General                        -1% to Quebecor Printing
                                                                         Partnership (G.P.)                  Dallas II Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing Dallas  Delaware, USA         -3,000 common shares  -1,000 common        $1 par value  -100% to Quebecor Printing
II Inc.                                                                  shares                              (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA                                                                  - 50% to Quebecor Printing
Delaware LLC                                                                                               Nova Scotia ULC
                                                                                                         - 50% to Quebecor Capital
                                                                                                             GP
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Tennessee, USA        -2,000 common shares  -1,000 common        No par value  -100% to Quebecor Printing
Dickson Inc.(2)                                                          shares                              (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA                               -99% Limited         $1 par value  -99% to Quebecor Printing
Dickson, L.P.(2)          (Limited Partnership)                          Partnership (L.P.)                  Dickson II Inc.
                                                                      -1% General                        -1% to Quebecor Printing
                                                                         Partnership (G.P.)                  Dickson Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -3,000 common shares  -1,000 common        $1 par value  -100% to Quebecor Printing
Dickson II Inc.                                                          shares                              Dickson Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -1,000 common shares  -1,000 common        $1 par value  -100% to Quebecor Printing
Directory Sales Corp.                                                    shares                              (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -3,000 common shares  -1,000 common        $1 par value  -100% to Quebecor Printing
Dubuque Inc.                                                             shares                              (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing Eagle   Missouri, USA         -100,000 common       -95,000 common       $1 par value  -100% to Quebecor Printing
Inc.                                                shares               shares                              (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing Eusey   Massachusetts, USA    -250 Series A common  -235 Series A        No par value  -100% to Quebecor Printing
Press Inc.                                          shares               common shares                       (USA) Holdings Inc.

                                                -250 Series B common  -239 Series B        No par value  -100% to Quebecor Printing
                                                    shares               common shares                       (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -1,000 common shares  -1,000 common        $1 par value  -100% to Arcata Corporation
Fairfield Inc.                                                           shares
====================================================================================================================================

----------
(2)   To be amalgamated as Quebecor Printing Dickson Inc.


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 38

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                        UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Rhode Island, USA     -unlimited common     -209 common shares   $0.01 par     -100% to Quebecor Printing
Federated Inc.                                      shares                                 value             (USA) Holdings Inc.
Quebecor Printing         California, USA       -25,000 common shares -1,000 common shares $1 par value  -100% to Arcata Corporation
Halliday Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -2,000 common shares  -l0 common shares    $1 par value  -100% to Quebecor Printing
Holding Company                                 -1,000 Preferred                                             Inc.
                                                    Stock                                  No par value
------------------------------------------------------------------------------------------------------------------------------------
Holyoke Lithograph Co.,   Massachusetts, USA    -15,000 common shares -510 common shares   No par value  -100% to Quebecor Printing
Inc.                                                                                                         (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Pennsylvania, USA     -100,000 common       -1,100 common shares $1 par value  -100% to Quebecor Printing
Hazleton Inc.                                       shares                                                   (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Karl M. Harrop Company    Delaware, USA         -3,000 common shares  -1,000 common shares $1 par value  -100% to Quebecor Printing
Inc.(3)                                                                                                      Kingsport Inc.
------------------------------------------------------------------------------------------------------------------------------------
Karl M. Harrop Company    Delaware, USA         -3,000 common shares  -1,000 common shares $1 par value  -100% to Karl M. Harrop
II Inc.                                                                                                      Company Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         California, USA       -25,000 common shares -1,000 common shares $1 par value  -100% to Arcata Corporation
Kingsport Inc.(3),(4)
------------------------------------------------------------------------------------------------------------------------------------
Quebecor List Services    Delaware, USA         -3,000 common shares  -100 common shares   No par value  -100% to Quebecor Printing
Chicago Inc.                                                                                                 (USA) Holdings Inc.
====================================================================================================================================

----------
(3)   To be amalgamated as Quebecor Printing Kingsport Inc.

(4)   To be amalgamated as Quebecor Printing Kingsport Inc.


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 39

====================================================================================================================================
          NAME               JURISDICTION OF    NUMBER OF AUTHORIZED    NUMBER OF ISSUED      PAR OR      REGISTERED OWNER(S) OF
                              INCORPORATION         CAPITAL STOCK         CAPITAL STOCK    STATED VALUE        CAPITAL STOCK
====================================================================================================================================
                                                        UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA                               -99% Limited                       -99% to Karl M. Harrop
Kingsport, L.P.(4)        (Limited Partnership)                          Partnership (L.P.)                  Company Inc.
                                                                      -1% General                        -1% to Quebecor Printing
                                                                         Partnership (G.P.)                  Kingsport Inc.-
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -3,000 common shares  -10 common shares    $1 par value  -100% to Quebecor Printing
Lincoln Inc.                                                                                                 (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -3,000 common shares  -3,000 common shares $1 par value  -100% to Quebecor Printing
Loveland Inc.                                                                                                (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -1,000 common shares  -1,000 common shares $0.01 par     -100% to Quebecor Printing
Memphis Inc.                                                                               value             (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA         -3,000 common shares  -1,000 common shares $1 par value  -100% to Quebecor Printing
Memphis II Inc.                                                                                              Memphis Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing         Delaware, USA                               -99% Limited                       -99% to Quebecor Printing
Memphis, L.P.(5)          (Limited Partnership)                          Partnership (L.P.)                  Memphis Inc.
                                                                      -1% General                        -1% to Quebecor Printing
                                                                         Partnership (G.P.)                  Dickson Inc.
------------------------------------------------------------------------------------------------------------------------------------
QP Memphis Corp.(5)       Delaware, USA         -3,000 common Stock   -1,000 common Stock  $1 par value  -99% to Quebecor Printing
                                                                                                             Memphis Inc.
                                                                                                         -1% to Quebecor Printing
                                                                                                             Dickson Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing Mt.     Delaware, USA         -3,000 common shares  -1,000 common shares $1 par value  -100% to Quebecor Printing
Morris II Inc.                                                                                               Memphis Inc.
------------------------------------------------------------------------------------------------------------------------------------
National Magazine         Illinois, USA         -200 common shares    -1 common share      $5 par value  -100% to Quebecor Printing
Mailers, Inc.                                                                                                Mt.Morris II Inc.
------------------------------------------------------------------------------------------------------------------------------------
Nova Marketing Services,  Missouri, USA         -30,000 common shares -1 common share      $1 par value  -100% to Quebecor Printing
Inc.                                                                                                         Sayers Inc.
------------------------------------------------------------------------------------------------------------------------------------
Quebecor Printing Nevada  Nevada, USA           -5,000 common shares  -1,000 common shares $1 par value  -100% to Quebecor Printing
Inc.                                                                                                         (USA) Holdings Inc.
------------------------------------------------------------------------------------------------------------------------------------
Q.P. New York Corp.       Delaware, USA         -3,000 common shares  -1,000 common shares $1 par value  -100% to Quebecor Printing
                                                                                                             Buffalo Inc.
====================================================================================================================================

----------
(5)   To be amalgamated as QP Memphis Corp.


REVOLVING CREDIT SCHEDULES                              Schedule 2.1.2 - Page 40